FIFTH THIRD BANK 2002-FTB1

December 11, 2002

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

HYBRID ARM NEW ISSUE

Fifth Third Bank Mortgage Pass-Through Certificates, Series 2002-FTB1

$[500,000,000]

(Approximate)

Expected Investor Settlement Date:  December [30], 2002

Fifth Third Mortgage Company

Seller and Servicer

Credit Suisse First Boston Mortgage Acceptance Corp.

Depositor

JPMorgan Chase Bank

Trustee

Credit Suisse First Boston Corporation

Underwriter

Credit Suisse First Boston

FIFTH THIRD BANK 2002-FTB1

December 11, 2002

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
AND OTHER INFORMATION

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston Corporation.  Neither the Issuer of the Certificates, the Depositor, nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information addresses only certain aspects of the applicable Certificates’ characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the Certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the Certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Certificates discussed in this communication has not been filed with the Securities and Exchange Commission.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the Certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Certificates discussed in this communication for definitive Information on any matter discussed in this communication.

Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Corporation trading desk at (212) 538-3831.

FIFTH THIRD BANK 2002-FTB1

December 11, 2002

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

I.

TRANSACTION SUMMARY – PUBLIC CERTIFICATES

Class	Type	Exp’d Rating1	Original Balance (+/-5%)	Initial Coupon	Appx. $ Price	Avg. Life2	Spread Guidance	Bench- Mark	CPR	Proj. Net Margin3	W.A. MTR
I-A-1	Senior/PT	AAA/Aaa	$[104,524,000]	[4.565]%4	[101-08]	[2.03]	[140]	1-Yr CMT	35	[1.27]	[14]
I-X	Senior/Interest Only	AAA/Aaa	[Notional]	[0.760]%5	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AR	Senior/Residual	AAA/NR	$[100]	[4.565]%6	N/A	N/A	N/A	N/A	N/A	N/A	N/A
II-A-1	Senior/WAC/PT	AAA/Aaa	$[83,212,000]	[6.298]%7	[101-22]	[2.04]	[220]	3-Yr CMT	35	[2.17]	[21]
III-A-1	Senior/PT	AAA/Aaa	$[131,237,000]	[3.951]%8	[100-16]	[1.62]	[172]	Swaps	35	[2.06]	[37]
III-X	Senior/Interest Only	AAA/Aaa	[Notional]	[1.743]%9	N/A	N/A	N/A	N/A	N/A	N/A	N/A
IV-A-1	Senior/PT	AAA/Aaa	$[43,307,000]	[5.437]%10	[101-16]	[1.68]	[230]	Swaps	35	[2.16]	[40]
IV-X	Senior/Interest Only	AAA/Aaa	[Notional]	[0.905]%11	N/A	N/A	N/A	N/A	N/A	N/A	N/A
V-A-1	Senior/PT	AAA/Aaa	$[108,201,000]	[4.951]%12	[101-00]	[1.88]	[213]	Swaps	35	[1.96]	[55]
V-X	Senior/Interest Only	AAA/Aaa	[Notional]	[0.530]%13	N/A	N/A	N/A	N/A	N/A	N/A	N/A
C-B-1	Subordinate/WAC	AA/Aa3	$[11,114,000]	[5.729]%14	N/A	N/A	N/A	N/A	N/A	N/A	N/A
C-B-2	Subordinate/WAC	A-/A2	$[3,951,500]	[5.729]%14	N/A	N/A	N/A	N/A	N/A	N/A	N/A
C-B-3	Subordinate/WAC	BBB/Baa2	$[3,457,600]	[5.729]%14	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Information is PRELIMINARY and subject to final collateral, rating agency approval and legal review.  The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool.  Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.  Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

1

The Group I, Group II, Group III, Group IV and Group V Certificates (each as defined herein) are expected to be rated by Standard & Poor's Ratings Services (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”).  The Group C-B Certificates (as defined herein, and other than the Class C-B-6 Certificates) may be rated by one or both rating agencies.  The Class C-B-6 Certificates will not be rated.

2

The weighted average life with respect to Group I and Group II Certificates is shown to the 5% call.  The weighted average life with respect to Group III, Group IV, and Group V Certificates is shown to respective weighted average reset dates.

3

Based on weighted average information on the assumed collateral as of the Cut-off Date.

4

The initial pass-through rate on the Class I-A-1 Certificates is expected to be approximately [4.565]% per annum.  After the first distribution date, the per annum pass-through rate on the Class I-A-1 Certificates will equal the weighted average of the net interest rates on the group I mortgage loans less the per annum pass-through rate on the Class I-X Certificates (30/360 accrual basis, 18 day delay).

5

The notional amount of the Class I-X Certificates will equal the Class I-A-1 Certificate principal balance.  The per annum pass-through rate on the Class I-X Certificates is expected to be approximately [0.760]% (30/360 accrual basis, 18 day delay).

6

The initial pass-through rate on the Class AR Certificates is expected to be approximately [4.565]% per annum.  After the first distribution date, the per annum pass-through rate on the Class AR Certificates will equal the weighted average of the net interest rates on the group I mortgage loans less the per annum pass-through rate on the Class I-X Certificates (30/360 accrual basis, 18 day delay).

7

The initial pass-through rate on the Class II-A-1 Certificates is expected to be approximately [6.298]% per annum.  After the first distribution date, the per annum pass-through rate on the Class II-A-1 Certificates will equal the weighted average of the net interest rates on the group II mortgage loans (30/360 accrual basis, 18 day delay).

8

The initial pass-through rate on the Class III-A-1 Certificates is expected to be approximately [3.951]% per annum.   After the first distribution date, the per annum pass-through rate on the Class III-A-1 Certificates will equal the weighted average of the net interest rates on the group III mortgage loans less the per annum pass-through rate on the Class III-X Certificates (30/360 accrual basis, 18 day delay).

9

The notional amount of the Class III-X Certificates will equal the Class III-A-1 Certificate principal balance.  Through the distribution date in [February 2005], the per annum pass-through rate on the Class III-X Certificates is expected to be approximately [1.743]%.   After the distribution date in [February 2005], the per annum pass-through rate on the Class III-X Certificates will be zero and the Class III-X Certificates will no longer receive distributions of interest (30/360 accrual basis, 18 day delay).

10

The initial pass-through rate on the Class IV-A-1 Certificates is expected to be approximately [5.437]% per annum.  After the first distribution date, the per annum pass-through rate on the Class IV-A-1 Certificates will equal the weighted average of the net interest rates on the group IV mortgage loans less the per annum pass-through rate on the Class IV-X Certificates (30/360 accrual basis, 18 day delay).

11

The notional amount of the Class IV-X Certificates will equal the Class IV-A-1 Certificate principal balance.  Through the distribution date in [October 2004], the per annum pass-through rate on the Class IV-X Certificates is expected to be approximately [0.905]%.  After the distribution date in [October 2004] and through the distribution date in [March 2006], the per annum pass-through rate on the Class IV-X Certificates is expected to be approximately [0.750]%.  After the distribution date in [March 2006], the per annum pass-through rate on the Class IV-X Certificates will be zero and the Class IV-X Certificates will no longer receive distributions of interest (30/360 accrual basis, 18 day delay).

12

The initial pass-through rate on the Class V-A-1 Certificates is expected to be approximately [4.951]% per annum.  After the first distribution date, the per annum pass-through rate on the Class V-A-1 Certificates will equal the weighted average of the net interest rates on the group V mortgage loans less the per annum pass-through rate on the Class V-X Certificates (30/360 accrual basis, 18 day delay).

13

The notional amount of the Class V-X Certificates will equal the Class V-A-1 Certificate principal balance.  Through the distribution date in [February 2007], the per annum pass-through rate on the Class V-X Certificates is expected to be approximately [0.530]%.   After the distribution date in [February 2007], the per annum pass-through rate on the Class V-X Certificates will be zero and the Class V-X Certificates will no longer receive distributions of interest (30/360 accrual basis, 18 day delay)

14

The initial pass-through rate on the Group C-B Certificates is expected to be approximately [5.729]% per annum.  After the first distribution date, the per annum pass-through rate on the Group C-B Certificates will equal the weighted average of the net interest rates on the group I, group II, group III, group IV and group V mortgage loans (30/360 accrual basis, 18 day delay).

FIFTH THIRD BANK 2002-FTB1

December 11, 2002

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

I.

TRANSACTION SUMMARY – PRIVATE CERTIFICATES

Class	Type	Exp’d Rating1	Original Balance (+/- 5%)	Initial Coupon	Appx. Price	Avg. Life	Spread Guidance	Bench- mark	CPR	Proj. Net Margin2	W.A. MTR
C-B-4	Subordinate/WAC	BB/Ba3	$[1,728,800]	[5.729]% 3	N/A	N/A	N/A	N/A	N/A	N/A	N/A
C-B-5	Subordinate/WAC	B/NR	$[1,728,800]	[5.729]% 3	N/A	N/A	N/A	N/A	N/A	N/A	N/A
C-B-6	Subordinate/WAC	NR/NR	$[1,481,800]	[5.729]% 3	N/A	N/A	N/A	N/A	N/A	N/A	N/A

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool.  Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.  Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

_________________

1

The Group C-B Certificates (other than the Class C-B-6 Certificates) are expected to be rated by one or both rating agencies. The Class C-B-6 Certificates will not be rated.

2

Based on weighted average information on the assumed collateral as of the Cut-off Date.

3

The initial pass-through rate on the Group C-B Certificates is expected to be approximately [5.729]%.  After the first distribution date, the per annum pass-through rate on these certificates will equal the weighted average of the net interest rates of the group I, group II, group III, group IV and group V mortgage loans.

FIFTH THIRD BANK 2002-FTB1

December 11, 2002

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

II.

COLLATERAL SUMMARY [INFORMATION TO BE REPLACED]

NOTE:  PRELIMINARY INFORMATION CONTAINED HEREIN DOES NOT REFLECT THE DECEMBER 1, 2002 CUT-OFF DATE SCHEDULED BALANCES.

LOAN GROUP I COLLATERAL DETAILS
WAC	[6.077]%	Average Loan Balance	$[407,415.27]
Net WAC	[5.325]%	Maximum Loan Balance	$[1,983,153.94]
WA Gross Margin	[2.780]%	California Concentration	[None]%
WA Net Margin	[2.028]%	WA Original LTV	[72.98]%
Index: 1 Year CMT	[100.0]%	WA Credit Score	[715]
WA Months to Reset	[14]	Full Doc	[43.7]%
		Alternative Doc	[17.7]%
WAM	[325]	Reduced Doc	[37.5]%

LOAN GROUP II COLLATERAL DETAILS
WAC	[7.050]%	Average Loan Balance	$[459,488.29]
Net WAC	[6.298]%	Maximum Loan Balance	$[1,422,866.10]
WA Gross Margin	[2.925]%	California Concentration	[None]%
WA Net Margin	[2.172]%	WA Original LTV	[72.66]%
Index: 3 Year CMT	[94.1]%	WA Credit Score	[701]
2 Year CMT	[5.9]%
WA Months to Reset	[21]	Full Doc	[48.1]%
		Alternative Doc	[20.1]%
WAM	[334]	Reduced Doc	[27.8]%

LOAN GROUP III COLLATERAL DETAILS
WAC	[6.447]%	Average Loan Balance	$[459,112.81]
Net WAC	[5.694]%	Maximum Loan Balance	$[1,523,868.29]
WA Gross Margin	[2.817]%	California Concentration	[0.38]%
WA Net Margin	[2.064]%	WA Original LTV	[71.02]%
Index: 1 Year CMT	[100.0]%	WA Credit Score	[711]
WA Months to Reset	[37]	Full Doc	[26.5]%
		Alternative Doc	[18.5]%
WAM	[344]	Reduced Doc	[53.5]%

FIFTH THIRD BANK 2002-FTB1

December 11, 2002

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

II.

COLLATERAL SUMMARY (CONTINUED)

NOTE:  PRELIMINARY INFORMATION CONTAINED HEREIN DOES NOT REFLECT THE DECEMBER 1, 2002 CUT-OFF DATE SCHEDULED BALANCES.

LOAN GROUP IV COLLATERAL DETAILS
WAC	[7.095]%	Average Loan Balance	$[489,414.08]
Net WAC	[6.342]%	Maximum Loan Balance	$[1,965,823.02]
WA Gross Margin	[2.916]%	California Concentration	[None]%
WA Net Margin	[2.164]%	WA Original LTV	[71.72]%
Index: 5 Year CMT	[100.0]%	WA Credit Score	[705]
WA Months to Reset	[40]	Full Doc	[46.9]%
		Alternative Doc	[25.2]%
WAM	[327]	Reduced Doc	[23.5]%

LOAN GROUP V COLLATERAL DETAILS
WAC	[6.234]%	Average Loan Balance	$[514,280.77]
Net WAC	[5.481]%	Maximum Loan Balance	$[2,273,223.58]
WA Gross Margin	[2.715]%	California Concentration	[0.31]%
WA Net Margin	[1.963]%	WA Original LTV	[68.641]%
Index: 1 Year CMT	[92.2]%	WA Credit Score	[721]
1 Year LIBOR	[7.8]%
WA Months to Reset	[55]	Full Doc	[33.5]%
		Alternative Doc	[20.9]%
WAM	[352]	Reduced Doc	[45.0]%

AGGREGATE LOAN GROUPS I-V COLLATERAL DETAILS
WAC	[6.482]%	Average Loan Balance	$[460,164.63]
Net WAC	[5.729]%	Maximum Loan Balance	$[2,273,223.58]
WA Gross Margin	[2.813]%	California Concentration	[0.18]%
WA Net Margin	[2.061]%	WA Original LTV	[71.26]%
Index: 1 Year CMT	[71.4]%	WA Credit Score	[712]
3 Year CMT	[16.7]%
5 Year CMT	[9.1]%	Full Doc	[37.6]%
WA Months to Reset	[33]	Alternative Doc	[19.8]%
WAM	[338]	Reduced Doc	[40.7]%

FIFTH THIRD BANK 2002-FTB1

December 11, 2002

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

III.

CREDIT ENHANCEMENT

Subordination:

The Group I, Group II, Group III, Group IV and Group V Certificates will receive distributions of interest and principal before the Group C-B Certificates are entitled to receive distributions of interest or principal.  The Group C-B Certificates absorb most losses on the group I, II, III, IV and V mortgage loans prior to the Group I, Group II, Group III, Group IV and Group V Certificates.

It is anticipated that the subordination which provides credit enhancement for the Senior Certificates of Groups I, II, III, IV and V, will initially equal [4.75]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-1 Certificates will initially equal [2.50]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-2 Certificates will initially equal [1.70]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-3 Certificates will initially equal [1.00]%.

NOTE:  The Group C-B Certificates represent interests in the group I, II, III, IV and V mortgage loans; consequently, the Group C-B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the mortgage loans in any of these groups.

Shifting of Interests:

Except as described below, the Group I, Group II, Group III, Group IV and Group V Certificates will receive 100% of principal prepayments received on the mortgage loans in the related loan group until the [tenth] anniversary of the first distribution date.  During the next four years, these certificates will generally receive a disproportionately large, but decreasing, share of principal prepayments.  This will result in a quicker return of principal to these senior certificates and increases the likelihood that holders of these certificates will be paid the full amount of principal to which they are entitled.

If the subordinate percentage on or before the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain other rating agency collateral performance requirements are satisfied), then the subordinate classes will receive 50% of their pro rata share of principal prepayments.  If the subordinate percentage after the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the subordinate classes will receive their pro rata share of principal prepayments.

Cross-Collateralization:

In certain limited circumstances, principal and interest collected from any of the loan groups I, II, III, IV and V mortgage loans may be used to pay principal or interest, or both, to Senior Certificates unrelated to that loan group.

Coverage for Excess Losses:

The Group C-B Certificates will provide limited protection to the classes of certificates of higher relative priority against Special Hazard Losses, Bankruptcy Losses, and Fraud Losses in excess of certain amounts, as described in the Prospectus Supplement.

Note:  The Group C-B Certificates are allocated losses from mortgage loans in loan groups I, II, III, IV and V; consequently, disproportionately high special hazard, bankruptcy or fraud losses experienced by one loan group could adversely impact protection to unrelated Group I, Group II, Group III, Group IV or Group V Certificates for these types of losses.

Note:

Collateral information contained herein is preliminary and indicative.  On the Closing Date, the aggregate principal balance of the mortgage loans in loan groups I, II, III, IV and V will equal the aggregate principal balance of the Groups I, II, III, IV, V and C-B Certificates.

FIFTH THIRD BANK 2002-FTB1

December 11, 2002

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

IV.

SUMMARY TERMS

Series Name:	Fifth Third Bank Mortgage Pass-Through Certificates, Series 2002-FTB1.
Depositor:	Credit Suisse First Boston Mortgage Acceptance Corp.
Seller:	Fifth Third Mortgage Company.
Servicer:	Fifth Third Mortgage Company.
Sole Underwriter:	Credit Suisse First Boston Corporation.
Trustee:	JPMorgan Chase Bank.
Cut-off Date:	December 1, 2002.
Pricing Date:	On or about December [ ], 2002.
Closing Date:	On or about December [19], 2002.
Settlement Date:	On or about December [30], 2002.
Public Certificates:

Class I-A-1, Class I-X and Class AR Certificates (the “Group I Certificates”);

Class II-A-1 Certificates (the “Group II Certificates”);

Class III-A-1 and Class III-X Certificates (the “Group III Certificates”);

Class IV-A-1 and Class IV-X Certificates (the “Group IV Certificates”);

Class V-A-1 and Class V-X Certificates (the “Group V Certificates”);

The Group I Certificates, Group II Certificates, Group III Certificates, Group IV Certificates, and Group V Certificates (together, the “Senior Certificates”);

Class C-B-1, Class C-B-2 and Class C-B-3 Certificates (and together with the Senior Certificates, the “Public Certificates”).

NOTE:  Only the Class I-A-1, II-A-1, III-A-1, IV-A-1 and V-A-1 will be offered (collectively, the “Offered Certificates”).  All Public and Private Certificates, other than the Offered Certificates, will be transferred to an affiliate of the Seller as partial consideration for the sale of the mortgage loans.

Private Certificates:	Class C-B-4, Class C-B-5 and Class C-B-6 Certificates (and together with the Class C-B-1, Class C-B-2 and Class C-B-3 Certificates, the “Group C-B Certificates”).
Distribution Dates:	The [19]th day of each month or, if such day is not a business day, then the next succeeding business day, beginning in January 2003.
Accrual Periods:	For any distribution date, the offered certificates accrue on a 30/360 basis during the calendar month immediately preceding that distribution date.
Delay Days:	[18] days.
Optional Termination:

On any distribution date on which the aggregate outstanding stated principal balance of the mortgage loans is less than or equal to 5% of their aggregate Cut-off Date Principal Balance, the Servicer may, but will not be required to, purchase from the trust all remaining mortgage loans, thereby causing an early retirement of and a principal prepayment on the Certificates.

Pricing Speeds (CPR):	For all Offered Certificates: 35% CPR.

FIFTH THIRD BANK 2002-FTB1

December 11, 2002

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

Certificate Ratings:	The Offered Certificates are expected to be rated by Moody’s and S&P, with the ratings indicated in Section I above.
ERISA Eligibility:

The Offered Certificates, other than the AR Certificates, are expected to be eligible for purchase by persons investing employee benefit plan or individual retirement account assets, subject to considerations described in the prospectus supplement.

Federal Tax Treatment:	The trust will make one or more REMIC elections.
Principal and Interest Advancing:	The Servicer will make cash advances with respect to delinquent scheduled payments of principal and interest on any Mortgage Loan, to the extent they are deemed recoverable.
Compensating Interest:	The Servicer will provide compensating interest for prepayment interest shortfalls only to the extent described in the Prospectus Supplement.
Mortgage Loans:

The aggregate principal balance as of the Cut-off Date of the mortgage pool is expected to be approximately $[500,000,000] and consists of approximately [1,151] adjustable rate mortgage loans (with an initial fixed rate period of generally [1, 2, 3, 5, 7 or 10] years) secured by first liens on residential properties.  After the initial fixed rate period, the interest rate and payment for the mortgage loans generally adjust annually based one of the One-Year, Three-Year or Five-Year CMT indices plus a margin.  The mortgage pool consists of five groups of mortgage loans.  Group I is generally comprised of mortgage loans with an initial fixed rate period of 1 year; Group II is generally comprised of mortgage loans with an initial fixed rate period of 3 years; Group III is generally comprised of mortgage loans with an initial fixed rate period of 5 years; Group IV is generally comprised of mortgage loans with an initial fixed rate period of 5 years; and Group V is generally comprised of mortgage loans with an initial fixed rate period of 5 years.

NOTE:  Information contained herein is preliminary and does NOT reflect the December 1, 2002 Cut-off Date scheduled balances.

Designation	Number of Mortgage Loans	Cut-off Date Principal Balance
Group I	[289]	$[117,743,012]
Group II	[204]	$[93,735,611]
Group III	[322]	$[147,834,326]
Group IV	[99]	$[48,451,994]
Group V	[237]	$[121,884,541]

For approximately [54.22]%, [42.22]%, [48.31]%, [32.80]% and [20.52]% of the groups I, II, III, IV and V mortgage loans respectively the borrower has the option to convert to a fixed rate.  If a borrower elects to convert to a fixed rate, the Seller will be obligated to repurchase the mortgage loan from the trust which will result in a prepayment of principal.

For further collateral information, see “Collateral Summary” and “Collateral Details” herein.

SMMEA:

The Offered Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA for so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

FIFTH THIRD BANK 2002-FTB1

December 11, 2002

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.
Priority of Distributions:	Distribution will in general be made to the extent of the Available Funds for the related group in the order and priority as follows:

1. First, to the related senior certificates, pro rata, accrued and unpaid interest at their respective pass-through rates on their respective Class Principal Balances or notional amounts, as applicable;

2. Second, to the related senior certificates, as principal, the related Senior Principal Distribution Amount as described below under the heading “Distributions of Principal”;
3. Third, to each class of Group C-B Certificates, interest and then principal in increasing order of numerical class designation; and
4. Fourth, to the Class AR Certificates, the remainder (which is expected to be zero).
Distribution of Principal:

On each distribution date, an amount up to the Group I Senior Principal Distribution Amount for that distribution date, will be distributed as principal, sequentially, as follows:

1.

First, to the Class AR Certificates, until its Class Principal Balance has been reduced to zero; and

2.

Second, to the Class I-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount up to the Group II Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class II-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount up to the Group III Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class III-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount up to the Group IV Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class IV-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount up to the Group V Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class V-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount, up to the amount of the Subordinate Principal Distribution Amount for that distribution date, will be distributed as principal, to the Group C-B Certificates, to the extent of the aggregate Available Funds remaining after distribution of interest and principal to the related Senior Certificates.  Each class of Group C-B Certificates will be entitled to receive its pro rata share, based on its respective Class Principal Balance, of the Subordinate Principal Distribution Amount.  Distributions of principal of the subordinate certificates will be made on each distribution date sequentially in the order of their numerical class designation, beginning with the Class C-B-1 Certificates, until each class of subordinate certificates has received its respective pro rata share of the Subordinate Principal Distribution Amount for that distribution date.

FIFTH THIRD BANK 2002-FTB1

December 11, 2002

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

V.

COLLATERAL DETAILS

NOTE:  PRELIMINARY INFORMATION CONTAINED HEREIN DOES NOT REFLECT THE DECEMBER 1, 2002 CUT-OFF DATE SCHEDULED BALANCES.

COLLATERAL INFORMATION CONTAINED HEREIN IS PRELIMINARY AND INDICATIVE.  ON THE CLOSING DATE, THE AGGREGATE PRINCIPAL BALANCE OF THE MORTGAGE LOANS IN LOAN GROUPS I, II, III, IV AND V WILL EQUAL THE AGGREGATE PRINCIPAL BALANCE OF THE GROUPS I, II, III, IV, V AND C-B CERTIFICATES.

FIFTH THIRD BANK 2002-FTB1

December 11, 2002

PRELIMINARY COMPUTATIONAL MATERIALS

(212) 538-3831

VI.

CONTACTS

ARMS TRADING DESK
CONTACT	PHONE	FAX	E-MAIL
Brett Marvin Director Whole Loan ARM Trading	212-538-3831	212-743-5384	mailto:brett.marvin@csfb.com
Brian Bowes Vice President Whole Loan ARM Trading	212-538-3831	212-743-5385	mailto:brian.bowes@csfb.com
Brian Murphy Vice President Whole Loan ARM Structuring	212-538- 3734	212-743-5384	mailto:brian.murphy.2@csfb.com
Andrew Belcher Associate Whole Loan ARM Structuring	212-538- 3831	212-743-5384	mailto:andrew.belcher@csfb.com

STRUCTURED FINANCE
CONTACT	PHONE	FAX	E-MAIL
John P. Graham Director	212-325-6201	212-743-4683	mailto:john.p.graham@csfb.com

COLLATERAL ANALYSIS
CONTACT	PHONE	FAX	E-MAIL
Mark Roszko Director	212-325-4763	212-325-8334	mailto:mark.roszko@csfb.com
Kristy Avila Associate	212-325-6926	212-743-4740	mailto:kristy.avila@csfb.com